Exhibit 99.1

Summary of Lawsuits

Warren General Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 18, 2009

Bradford Hospital, d/b/a Bradford Regional Medical Center, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 21, 2009

Niagara Falls Memorial Medical Center v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 22, 2009

Professional Resources Management, Inc., d/b/a Bullock County Hospital, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 27, 2009

Regional Medical Center Board, d/b/a Northeast Alabama Regional Medical Center, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 28, 2009

KershawHealth v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 26, 2009

Professional Resource Management of Crenshaw LLC, d/b/a Crenshaw Community Hospital, v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 26, 2009

Mary Hitchcock Memorial Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Southern District of New York, filed May 28, 2009

Larkin Community Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed May 29, 2009

Schuylkill Medical Center—East Norwegian Street and Schuylkill Medical Center—South Jackson Street v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 2, 2009

Seneca Medical Lab, Inc. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 3, 2009

F. Baragaño Pharmaceuticals v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 5, 2009

Health Network Laboratories, L.P. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed June 11, 2009

Legacy Health System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed June 11, 2009

Titusville Area Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 16, 2009

St. Mary’s Hospital, Decatur, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed June 26, 2009

Highlands Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed June 26, 2009

St. Barnabas Hospital, Inc. a/k/a St. Barnabas Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 2, 2009

St. Anthony’s Memorial Hospital, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 6, 2009

St. Francis Hospital, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 6, 2009

Sacred Heart Hospital of the Order of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of South Carolina, filed July 6, 2009

St. John’s Hospital of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 7, 2009

St. Mary’s Hospital, Streator, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Texas, filed July 7, 2009

St. Joseph’s Hospital, Breese, of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Western District of Pennsylvania, filed July 7, 2009

St. Mary’s Hospital Medical Center of Green Bay, Inc. v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the District of New Jersey, filed July 8, 2009

St. Nicholas Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 9, 2009

St. Vincent Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Wisconsin, filed July 9, 2009

St. Joseph’s Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Tennessee, filed July 8, 2009

St. Elizabeth’s Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Southern District of Illinois, filed July 9, 2009

St. Joseph’s Hospital of the Hospital Sisters of the Third Order of St. Francis v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Southern District of California, filed July 16, 2009

Ivy Creek of Tallapoosa, LLC, d/b/a Lake Martin Community Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc. and Johnson & Johnson Health Care Systems, Inc., filed June 1, 2009 (filed but not formally docketed)

Comprehensive Health Care of Ohio, Inc., d/b/a EMH Regional Healthcare System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed August 19, 2009

Douglas County Hospital v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed September 1, 2009

Community Medical Center Healthcare System v. Immucor, Inc., Ortho-Clinical Diagnostics, Inc., and Johnson & Johnson Health Care Systems, Inc., United States District Court for the Eastern District of Pennsylvania, filed September 3, 2009